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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                     =====
                                   FORM T-1

            Statement of eligibility under the Trust Indenture Act
             of 1939 of a Corporation designated to act as Trustee
         Check if an application to determine eligibility of a Trustee pursuant to Section 305(b)(2) ___

                                     =====

                    MANUFACTURERS AND TRADERS TRUST COMPANY
              (Exact name of Trustee as specified in its charter)

             NEW YORK                                            16-0538020
  (Jurisdiction of incorporation                              (I.R.S. employer
or organization if not a national bank)                      identification No.)

             One M&T Plaza
           Buffalo, New York                                     14240-2399
(Address of principal executive offices)                         (Zip Code)

                          EXTENDED STAY AMERICA, INC.
              (Exact name of obligor as specified in its charter)

           DELAWARE                                              36-3996573
(State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                               identification No.)

   450 Las Olas Boulevard, Suite 1000
         Ft. Lauderdale, Florida                                     33301
(Address of principal executive offices)                          (Zip Code)

                                     =====

                   9.15% SENIOR SUBORDINATED NOTES Due 2008

                        (Title of indenture securities)

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Item 1.   General Information

          Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          Superintendent of Banks of the State of New York, 2 World Trade Center, New York, NY 10047 and Albany, NY 12203.

          Federal Reserve Bank of New York, 33 Liberty Street, New York, NY
          10045.

          Federal Deposit Insurance Corporation, Washington, D.C. 20429.

     (b)  Whether it is authorized to exercise corporate trust powers.
          Yes.

Item 2.   Affiliations with Obligor
          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

[Items 3 through 15 omitted pursuant to General Instruction B to Form T-1]

                                       2
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Item 16.  List of Exhibits

          Exhibit A.  Organization Certificate of the Trustee as now in effect
                      (incorporated herein by reference to Exhibit 1, Form T-1, Registration Statement No. 33-7309).

          Exhibit B.  Certificate of Authority of the Trustee to commence business (incorporated herein by reference to Exhibit 2, Form T-1, Registration Statement No. 33-7309).

          Exhibit C.  Authorization of the Trustee to exercise corporate trust powers (incorporated herein by reference to Exhibit 3, Form T-1, Registration Statement No. 33-7309).

          Exhibit D.  Existing By-Laws of the Trustee (incorporated herein by reference to Exhibit 4, Form T-1, Registration Statement No. 33-7309).

          Exhibit E.  Not Applicable.

          Exhibit F.  Consent of the Trustee (incorporated herein by reference to Exhibit 6, Form T-1, Registration Statement No. 33-
                      7309).

          Exhibit G.  Report of Condition of the Trustee.*

          Exhibit H.  Not Applicable.

          Exhibit I.  Not Applicable

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* Filed Herewith

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                                   SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Manufacturers and Traders Trust Company, a banking corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Buffalo, and State of New York, on the 24th day of June, 1998.


                                  MANUFACTURERS AND TRADERS TRUST COMPANY

                                  By: /s/ RUSSELL T. WHITLEY
                                      -----------------------------------
                                          Russell T. Whitley
                                          Assistant Vice President

                                       4
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                                   EXHIBIT G

                      REPORT OF CONDITION OF THE TRUSTEE


                    MANUFACTURERS AND TRADERS TRUST COMPANY
                    ---------------------------------------


CONDENSED CONSOLIDATED BALANCE SHEET

                                                                               March 31
Dollars in thousands                                                               1998
---------------------------------------------------------------------------------------
Assets                  Cash and due from banks                             $   436,526
                        Money-market assets                                     356,703
                        Investment securities
                                Available for sale (cost: $1,267,451)         1,271,387
                                Held to maturity (market value: $78,915)         78,152
                                Other (market value: $56,964)                    56,964
                        ---------------------------------------------------------------
                                         Total investment securities          1,406,503
                        ---------------------------------------------------------------
                        Loan and leases, net of unearned discount            11,493,787
                        Allowance for possible credit losses                   (273,991)
                        ---------------------------------------------------------------
                                Loan and leases, net                         11,219,796
                        Other assets                                            590,654
                        ---------------------------------------------------------------
                                Total assets                                $14,010,182
---------------------------------------------------------------------------------------
Liabilities             Deposits
                                Noninterest-bearing                         $ 1,425,705
                                Interest-bearing                              9,335,726
                        ---------------------------------------------------------------
                                          Total deposits                     10,761,431
                        Short-term borrowings                                 1,724,359
                        Accrued interest and other liabilities                  277,257
                        Long-term borrowings                                    177,397
                        ---------------------------------------------------------------
                                Total liabilities                            12,940,444

---------------------------------------------------------------------------------------
Stockholder's equity                                                          1,069,738
                        ---------------------------------------------------------------
                                Total liabilities and stockholder's equity  $14,010,182
---------------------------------------------------------------------------------------